Exhibit 10.53

BEDFORD PROPERTY INVESTORS, INC.

2003 EMPLOYEE STOCK PLAN

Adopted: March 13, 2003

Approved by Stockholders: May 13, 2003

Amended:  August 6, 2003

Termination Date: March 12, 2013

In order to attract and retain the services of qualified individuals for positions of responsibility and to secure for the Company the benefits of the incentives inherent in increased ownership of Common Stock by such individuals, the Company hereby authorizes grants of Stock Options, Stock Appreciation Rights and Restricted Stock to the officers, employees and consultants of the Company and its Subsidiaries.  Any capitalized term used herein without definition in the section where first used shall have the meaning ascribed to such term in Section 12.

1.

Administration.

(a)

Delegation to Committee.  The Committee will be responsible for administering the Plan.  The Committee will have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements and notices under the Plan and to make determinations pursuant to any Plan provision.  Each interpretation, determination or other action made or taken by the Committee pursuant to the Plan shall be final and binding on all persons.  The Committee shall not be liable for any action or determination made in good faith, and shall be entitled to indemnification and reimbursement in the manner provided in the Company’s certificate of incorporation and by-laws as such documents may be amended from time to time.  The Committee shall have the full power and authority, subject to the express provisions hereof, (i) to select Participants from the Eligible Individuals and (ii) to make Awards in accordance with the Plan. The Committee shall have, in connection with the administration of the Plan, the powers delegated to it by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Committee’s authority and responsibility have been delegated to it by the Board. The Board may modify or restrict its delegation of authority to the Committee, reallocate the responsibilities for administering the Plan among one or more persons, including the Board, and/or rescind the delegation to the Committee at any time and revest in itself the administration of the Plan.

(b)

Committee Composition when Common Stock is Publicly Traded.  At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.  Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more individuals who are not Outside Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more individuals who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

2.

Shares Available.  Subject to the provisions of Section 9(b) of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 1,500,000 shares (the “Limit”).  The shares of Common Stock subject to the Plan may be authorized and unissued shares or reacquired shares, bought on the market or otherwise.  For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

(a)

the number of Shares subject to outstanding Awards shall be charged against the Limit; and

(b)

the Limit shall be increased by:

(i)

the number of shares subject to an Award (or portion thereof), which lapses, expires or is otherwise terminated without the issuance of such shares or is settled by the delivery of consideration other than shares,

(ii)

the number of shares subject to an Award (or portion thereof) which is reacquired or repurchased at cost by the Company prior to vesting;

(iii)

the number of shares tendered to pay the exercise price of a Stock Option or other Award, and

(iv)

the number of shares withheld from any Award or contributed by a Participant to satisfy a Participant’s tax withholding obligations.

3.

Eligible Individuals.

(a)

Eligibility Criteria.  Awards may be granted by the Committee to individuals (“Eligible Individuals”) who are officers or other employees or consultants of the Company or a Subsidiary with the potential to contribute to the future success of the Company or its Subsidiaries.  Members of the Compensation Committee will not be permitted to receive Awards under the Plan.

(b)

Maximum Number of Shares per Eligible Individual.  Subject to the provisions of Section 9(b), in accordance with the requirements under Section 162(m) of the Code, no Eligible Individual shall receive grants of Awards with respect to an aggregate of more than 150,000 shares of Common Stock in respect of any fiscal year of the Company.  For purposes of the preceding sentence, any Award that is made as bonus compensation, or is made in lieu of compensation that otherwise would be payable to an Eligible Individual, shall be considered made in respect of the fiscal year to which such bonus or other compensation relates or otherwise was earned.

(c)

Consultants.

(i)

A Consultant shall not be eligible for the grant of a Stock Option if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (a) that such grant (x) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (y) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (b) that such grant complies with the securities laws of all other relevant jurisdictions.

(ii)

Form S-8 generally is available to consultants and advisors only if (a) they are natural persons; (b) they provide bona fide services to the issuer, its parents, its majority owned subsidiaries; and (c) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

4.

Awards Generally.  Awards under the Plan may consist of Stock Options, Stock Appreciation Rights and Restricted Stock.  The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Committee and delivered or made available to the Participant as soon as practicable following the date of the Award.  The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Agreement.  Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Option or Stock Appreciation Right first becomes exercisable.  The date of a Participant’s termination of employment for any reason shall be determined in the sole discretion of the Committee.  The Committee shall also have full authority to determine and specify in the applicable Award Agreement the effect, if any, that a Participant’s termination of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award.

5.

Stock Options.

(a)

Terms of Stock Options Generally.  Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option is granted to purchase the number of shares of Common Stock specified in the applicable Award Agreement and shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Agreement.  Upon satisfaction of the conditions to exercisability specified in the applicable Award Agreement, a Participant shall be entitled to exercise the Stock Option in whole or in part and to receive, subject to the terms of the Award Agreement, upon satisfaction or payment of the exercise price or an irrevocable notice of exercise in the manner contemplated by Section 5(d) below, the number of shares of Common Stock in respect of which the Stock Option shall have been exercised.  Stock Options may be either Nonqualified Stock Options or Incentive Stock Options. Incentive Stock Options may be granted only to Employees.

(b)

Exercise Price.  The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement, provided that:

(i)

the exercise price per share of each Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per share of the Common Stock on the date of grant. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code;

(ii)

the exercise price per share of each Nonqualified Stock Option shall be no less than eighty-five percent (85%) of the Fair Market Value per share on the date of grant. Notwithstanding the foregoing, a Nonqualified Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Nonqualified Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code; and

(iii)

a Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant.

(c)

Option Term.  The Committee shall fix the term of each Stock Option to be set forth in the Award Agreement; provided, however, that a Stock Option shall not be exercisable after the expiration of ten years after the date the Stock Option is granted. Notwithstanding the foregoing a Ten Percent Shareholder shall not be granted an Incentive Stock Option unless such Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

(d)

Method of Exercise.  Subject to the provisions of the applicable Award Agreement, the exercise price of a Stock Option may be paid (i) by personal check, bank draft or postal or express money order (such modes of payment are collectively referred to as “cash”) payable to the order of the Company in U.S. dollars, (ii) by delivery of previously owned shares of Common Stock, (iii) by a combination thereof and, (iv) if the applicable Award Agreement so provides, in whole or in part through the withholding of shares subject to the Stock Option with a value equal to the exercise price. Unless otherwise specifically provided in the Award Agreement, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Payment of the exercise price in shares of Common Stock shall be made (i) by delivering to the Company the share certificate(s) representing the required number of shares, with the Participant signing his or her name on the back or by attaching executed stock powers (the signature of the Participant must be guaranteed in either case) or (ii) attesting to ownership of a sufficient number of shares of Common Stock.  In addition to the exercise methods described above, a Participant may exercise a Stock Option through a procedure whereby the Participant delivers to the Company an irrevocable notice of exercise in exchange for the Company issuing the shares of Common Stock subject to the Stock Option to a broker previously designated or approved by the Company, subject to such rules and procedures as the Committee may determine (for purposes of such a transaction the value of shares of the Common Stock shall be deemed to equal the Fair Market Value of the Common Stock on the date of exercise of the Stock Option).

(e)

Limitation on Exercise.  No Option shall be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state “blue sky” laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state “blue sky” laws is available.

(f)

Issuance of Shares.  Subject to the foregoing conditions and the terms of the applicable Award Agreement, as soon as reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price of the Stock Option for the number of shares with respect to which the Stock Option is exercised, the Company shall deliver to the Participant, at the principal office of the Company or at such other location as may be acceptable to the Company and the Participant, one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise.  Shares sold in connection with a broker-assisted “cashless exercise” shall be delivered to the broker designated or appointed by the Company in the time and manner described in Section 5(d) above.  Any such shares shall be fully paid and nonassessable.

(g)

Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.  Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Stock Option (a “Beneficiary”).

(h)

Transferability of a Nonqualified Stock Option.  A Nonqualified Stock Option shall be transferable to the extent provided in the applicable Award Agreement.  If the applicable Award Agreement does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Stock Option (a “Beneficiary”).

6.

Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to the terms and conditions established by the Committee in connection with the Award thereof and specified in the applicable Award Agreement.  Upon satisfaction of the conditions to the payment specified in the applicable Award Agreement, each Stock Appreciation Right shall entitle a Participant to an amount, if any, equal to the Fair Market Value of a share of Common Stock on the date of exercise over the Stock Appreciation Right exercise price specified in the applicable Award Agreement.  The Stock Appreciation Right exercise price shall be determined by the Committee in its sole discretion at the time the Stock Appreciation Right is granted. In no event, however, may the exercise price per share be less than eighty-five percent (85%) of the Fair Market Value per underlying share of Common Stock on the grant date. At the discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in shares of Common Stock, cash or a combination thereof.  A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option.  If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option.  Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Stock Option exercise.  Unless the applicable Award Agreement otherwise provides, no Stock Appreciation Rights may be assigned, transferred, otherwise encumbered or disposed of by the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Stock Appreciation Right (a “Beneficiary”).

7.

Restricted Stock Awards.

(a)

Grant of Awards.  The Committee may grant restricted stock bonus awards and restricted stock purchase awards (“Restricted Stock”) under the Plan in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. Restricted stock bonus awards may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The vesting of Restricted Stock granted under the Plan may be conditioned upon the completion of a specified period of employment with the Company or any Affiliate, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(b)

Payment.  Each Award Agreement with respect to a grant of Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such award.  If a Participant makes any payment for Restricted Stock that does not vest, appropriate payment may be made to the grantee following the forfeiture of such award on such terms and conditions as the Committee may determine.

(c)

Vesting and Forfeiture of Awards.  Each Award Agreement with respect to a grant of Restricted Stock award shall set forth such terms and conditions as the Committee may determine regarding the vesting and forfeiture of Restricted Stock.

(d)

Issuance of Shares.  The Committee may provide that one or more certificates representing Restricted Stock shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable, if applicable, and are subject to the terms and conditions of the Plan and the applicable Plan agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares vest or are forfeited, all on such terms and conditions as the Committee may determine.  Subject to the provisions of Section 11(e), as soon as practicable after any Restricted Stock vests, the Company shall issue or reissue to the Participant (or to the Participant’s estate in the event of the Participant’s death) one or more certificates for the Common Stock represented by such Award.

(e)

Transferability of Restricted Stock.  Unless the applicable Award Agreement otherwise provides, no Restricted Stock may be assigned, transferred, otherwise encumbered or disposed of by the Participant until such Restricted Stock has vested in accordance with the terms of such award.

8.

Change in Control.

Anything in the Plan to the contrary notwithstanding, in the event of a Change in Control of the Company, any Awards outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested.

9.

Recapitalization or Reorganization.

(a)

Authority of the Company and Stockholders.  The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)

Change in Capitalization.  Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, reincorporation, merger, consolidation, stock split, spinoff, dividend in property other than cash, liquidating dividend, combination or exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (a “Change in Capitalization”), (i) such proportionate adjustments as may be necessary (in the form determined by the Committee in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Participants under the Plan with respect to the aggregate number of securities authorized to be awarded under the Plan, the number of securities covered by each outstanding Stock Option and the exercise prices in respect thereof and the number of securities covered by future Stock Option grants and (ii) the Committee may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion. (The conversion of any convertible securities of the Company shall not be treated as a transaction “not involving the receipt of consideration” by the Company.)

(c)

Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, each outstanding Award will vest and become exercisable on a date prior to the consummation of the proposed action that is reasonably sufficient to enable the Participants to exercise their Awards.

10.

Termination and Amendment of the Plan.

(a)

Termination.  The Plan shall terminate upon the first to occur of (i) the adoption of a resolution of the Board terminating the Plan or (ii) March 12, 2013 (the “Termination Date”).  Following the Termination Date, no further grants of Awards shall be made pursuant to the Plan.

(b)

General Power of Board/Committee.  Notwithstanding anything herein to the contrary, the Board or Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided, however, that no such termination, modification, suspension or amendment shall be effective without stockholder approval if such approval is required to comply with any applicable law or stock exchange rule; and provided further that the Board may not, without stockholder approval, increase the maximum number of shares issuable under the Plan except as provided in Section 9(b) above.

(c)

When Participants’ Consents Required.  Neither the Board nor the Committee may alter, amend, suspend, or terminate the Plan without the consent of any Participant to the extent that such action would adversely affect his or her rights with respect to Awards that have previously been granted.

(d)

Contemplated Amendments.  It is expressly contemplated that the Board or Committee may amend the Plan in any respect the Board or Committee deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(e)

Amendment of Awards.  The Board or Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.  In addition, the Company shall obtain shareholder approval prior to amending the terms of a Stock Option granted to an Employee or Director to reduce the exercise price of any such Award to the then current Fair Market Value. Such shareholder approval shall be obtained in the manner and to the degree required by any applicable law or stock exchange rule.

11.

Miscellaneous.

(a)

Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

(b)

No Right to Grants or Employment.  No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan.  Nothing in the Plan or in any Award or Award Agreement shall confer upon the Participant any right to continued employment or a continued consulting relationship with the Company or any Affiliate, as the case may be, or interfere in any way with the right of the Company or an Affiliate to terminate the employment or consulting relationship of any Participant at any time and for any reason, with or without cause.

(c)

Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

(d)

Unfunded Plan.  The Plan is intended to constitute an unfunded plan for incentive compensation.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

(e)

Other Employee Benefit Plans.  Payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.

(f)

Securities Law Restrictions.  The Committee may require each Participant purchasing or acquiring shares of Common Stock pursuant to the Plan to agree with the Company in writing that such Participant (i) has knowledge and experience in financial and business matters and/or employs a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he/she is capable of evaluating, alone or together with the purchaser representative , the merits and risks of exercising the Award; and (ii) is acquiring the shares for investment and not with a view to the distribution thereof.  The foregoing requirements, and any assurances given pursuant to such requirements, shall generally be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

(g)

Expenses.  The costs and expenses of administering the Plan shall be borne by the Company.

(h)

Tax Withholding.  Where applicable, upon the exercise or vesting of an Award, the Company shall be entitled to require as a condition to delivery of Common Stock or cash that a Participant remit, or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all federal, state and local withholding and employment tax requirements relating to such exercise or vesting.  A Participant may satisfy the federal, state and local withholding and employment tax obligations relating to the Participant’s exercise of the Award or the Award’s vesting (and the Company’s withholding obligations) to the extent permitted under rules and regulations adopted by the Committee and in effect at the time of such exercise or vesting by any of the following means: (i) tendering a cash payment; (ii) electing to have the Company withhold shares of Common Stock from the shares of Common Stock otherwise to be delivered upon the exercise or vesting of an Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) electing to deliver to the Company shares of Common Stock owned separately by the Participant. In such case, the Common Stock withheld or the Common Stock surrendered will be valued at the Fair Market Value on the date of exercise or vesting determined in accordance with the Plan.

(i)

Loans.  On such terms and conditions as shall be approved by the Committee, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock Options granted hereunder, and the Committee may also separately lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan; provided, however, that pursuant to Section 402 of the Sarbanes-Oxley Act of 2002, no loans shall be made to executive officers or directors of the Company.

(j)

Stockholder Rights.  A Participant shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of a Stock Option or a Stock Appreciation Right until a certificate evidencing such shares shall have been issued to the Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.

(k)

Compliance with Rule 16b-3.

(i)

The Plan is intended to comply with Rule 16b-3 under the Exchange Act or any successor provisions and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith.  To the extent any provision of the Plan or Award Agreement or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.  Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned.

(ii)

Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

(l)

Award Agreement.  In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

(m)

Governing Law.  Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of California without giving effect to conflicts of law principles.

12.

Definitions.

(a)

“Affiliate” means generally with respect to the Company, any entity directly, or indirectly through one or more intermediaries, controlling or controlled by (but not under common control with) the Company. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)

“Annual Meeting” means an annual meeting of the Company’s stockholders.

(c)

“Award” means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights or Restricted Stock.

(d)

“Award Agreement” means a written agreement or certificate granting an Award.  An Award Agreement shall be executed by an officer on behalf of the Company and shall contain such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan.  The Committee may in its discretion require that the Participant to whom the relevant Award is made execute an Award Agreement.

(e)

“Board” means the Board of Directors of the Company.

(f)

“Change in Control” shall mean the occurrence of any of the following:

(i)

any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act (other than (A) AEW Capital Management, (B) the Company or any of its Subsidiaries or (C) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any of its subsidiaries), is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company;

(ii)

during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least three-fourths (¾) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

(iii)

there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company, in which the voting securities of the Company owned by the stockholders of the Company immediately prior to such reorganization, merger, consolidation or other corporate transaction do not represent, after conversion if applicable, more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such reorganization, merger, consolidation or other corporate transaction; provided that any person who (1) was a beneficial owner (within the meaning of Rules 13d-3 and 13d-5 promulgated under the Exchange Act) of the voting securities of the Company immediately prior to such reorganization, merger, consolidation or other corporate transaction, and (2) is a beneficial owner of more than twenty percent (20%) of the securities of the Company immediately after such reorganization, merger, consolidation or other corporate transaction, shall be excluded from the list of “stockholders of the Company immediately prior to such reorganization, merger, consolidation or other corporate transaction for purposes of the preceding calculation);

(iv)

The direct or indirect acquisition of beneficial ownership of at least fifty percent (50%) percent of the voting securities of the Company by a person or group of related persons (as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act); provided that “person or group of related persons” shall not include the Company, a Subsidiary, or an employee benefit plan sponsored by the Company or a Subsidiary (including any trustee of such plan acting as trustee).

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions (i) immediately following which the record holders of the Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions; or

(v)

all or substantially all of the assets of the Company are sold, liquidated or distributed to a person or related group which is not an Affiliate of the Company.

(g)

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations promulgated thereunder.

(h)

“Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed by the Board to administer the Plan.

(i)

“Common Stock” means the common stock of the Company, par value $0.02 per share.

(j)

“Company” means Bedford Property Investors, Inc., a Maryland corporation, or any successor to substantially all of its business.

(k)

“Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate.  However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

(l)

“Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(m)

“Director” means a member of the Board.

(n)

“Effective Date” means May 13, 2013.

(o)

“Employee” means an employee of the Company or a Subsidiary.

(p)

“Eligible Individuals” means the individuals described in Section 3 who are eligible for Awards under the Plan.

(q)

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations promulgated thereunder.

(r)

“Fair Market Value” means the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on the New York Stock Exchange or any other established stock exchange or a national market system (including without limitation the NASDAQ National Market), its Fair Market Value shall be the mean between the high and low sales prices for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) for the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

(ii)

If the Common Stock is regularly quoted on the NASDAQ system (but not on the NASDAQ National Market) or quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the date of determination or, if there are no quoted prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination.

(iii)

In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

(s)

“Incentive Stock Option” means a Stock Option that is an “incentive stock option” within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

(t)

“Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(u)

“Nonqualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

(v)

“Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(w)

“Participant” means an Eligible Individual to whom an Award has been granted under the Plan.

(x)

“Plan” means the Bedford Property Investors, Inc. 2003 Employee Stock Plan.

(y)

“Restricted Stock” means an Award to receive a specified number of shares of Common Stock granted to an Eligible Individual pursuant to Section 7 hereof.

(z)

“Securities Act” means Securities Act of 1933, as amended, and the applicable rules and regulations promulgated thereunder.

(aa)

“Stock Appreciation Right” means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 6 hereof.

(bb)

“Stock Option” means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 5 hereof.

(cc)

“Subsidiary” means any corporation that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code with respect to the Company.

(dd)

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

13.

Effective Date.  The Plan shall become effective as of the Effective Date, subject to the approval thereof by the stockholders of the Company at the next Annual Meeting of stockholders to be held on or about May 13, 2003.

08/07/03 1:39 PM